SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENT
SUBSEQUENT EVENT

On February 10, 2015, we announced that we have entered into a comprehensive agreement with Cognizant forming a strategic partnership for technology delivery that is expected to accelerate our core IT process improvements and enable more rapid innovation. Under the agreement, Cognizant will, after the transition period, assume CNO’s application development, maintenance, and testing functions as well as select IT infrastructure operations. Cognizant will also take over all CNO operations located in Hyderabad, India.  The partnership will result in the movement of approximately 640 IT positions from CNO to Cognizant, roughly 240 of which are U.S.-based.